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                                                                      EXHIBIT 21

                      SUBSIDIARIES OF SUNTERRA CORPORATION

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                    Entity Name                                Jurisdiction of
                                                               Organization

AKGI Lake Tahoe Investments, Inc.                              CA
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AKGI Poipu Investments, Inc.                                   CA
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AKGI St. Maarten, N.V.                                         DE
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All Seasons Properties, Inc.                                   AZ
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All Seasons Realty, Inc.                                       AZ
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All Seasons Resorts, Inc.                                      AZ
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All Seasons Resorts, Inc.                                      TX
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Alpine Apartment Hotel LmbH                                    Austria
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Andalucian Realty Limited                                      England & Wales
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Argosy Grand Beach, Inc.                                       GA
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Argosy Partners, Inc.                                          GA
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Argosy/KGI Grand Beach Investment Partnership                  CA
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Argosy/KGI Poipu Investment Partnership, LP                    HI
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Benal Holdings Limited                                         Gibraltar
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Benal Management Limited                                       Gibraltar
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Berkeley Resorts Management Corp.                              NJ
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Blue Bison Funding Corporation                                 DE
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Broome Park Estates Ltd                                        England & Wales
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Canaryroute Ltd                                                England & Wales
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Citronsa Canarias SL                                           Spain
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Club Sunterra, Inc.                                            FL
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Club Sunterra, LLC                                             DE
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Club Via Limited                                               England & Wales
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                    Entity Name                                Jurisdiction of
                                                               Organization

Collie Inversion Inmobilario Santa Cruz SL                     Spain
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Cotiempo SL                                                    Spain
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Dutch Elm Holdings, Inc.                                       NV
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Dutch Elm Holdings, LLC                                        DE
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Dutch Elm, LLC                                                 NV
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Fairweather Holdings, Inc.                                     NV
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Fairweather, LLC                                               NV
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Flanesford Management Ltd                                      England & Wales
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Flanesford Priory Ltd                                          England & Wales
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Floriana Holdings Limited                                      Gibraltar
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Floriana Management Limited                                    Gibraltar
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George Acquisition Subsidiary, Inc.                            NV
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Global Management Services Ltd                                 Isle of Man
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Global Vacation Club Gold Ltd.                                 Isle of Man
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Grand Beach Partners, L.P.                                     CA
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Grand Beach Resort, Limited Partnership                        GA
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Grand Vacation Club Ltd                                        England & Wales
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Grand Vacation Company (Europe) Ltd                            England & Wales
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Grand Vacation Company Ltd                                     England & Wales
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Grand Vacation Title Ltd                                       England & Wales
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Grand Vacation Travel Ltd                                      England & Wales
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Grand Vacations Management Limited                             England & Wales
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Great Western Financial Resources, Inc.                        AZ
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GVC Balearic Sales SL                                          Mallorca - Spain
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GVC Clubs (Europe) Ltd                                         England & Wales
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                                                                     Page 2 of 8

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                    Entity Name                                Jurisdiction of
                                                               Organization

GVC Deutschland Betriebsgesellschaft mbH                       Germany
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GVC Deutschland Holding GmbH                                   Germany
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GVC Deutschland Vertriebsgesellschaft mbH                      Germany
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GVC Gran Canarias Management SL                                Spain
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GVC Nominee Ltd.                                               England & Wales
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GVC Promotions, Ltd.                                           Gibraltar
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GVC Spanish Benalmadena Management SL                          Spain
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GVC Spanish Management SL                                      Spain
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GVC Spanish Sales SL                                           Spain
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GVC Tenerife Sales SL                                          Spain
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GVC Travel Ltd.                                                England & Wales
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Hewicoon SL                                                    Spain
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International Timeshares Marketing, LLC                        DE
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IRG Mougins Sarl                                               France
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Kabushiki Gaisha Kei, LLC                                      CA
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Kenmore Club Ltd                                               Scotland
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KGI Grand Beach Investments, Inc.                              CA
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KGK Investors, Inc.                                            CA
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KGK Lake Tahoe Development, Inc.                               CA
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KGK Partners, Inc.                                             CA
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Lake Tahoe Resort Partners, LLC                                CA
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Los Amigos Beach Club Ltd                                      Isle of Man
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Los Amigos Beach Club Management Ltd                           Isle of Man
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LS Financial Services Ltd                                      England & Wales
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LS International Resort Management Ltd                         England & Wales
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                                                                     Page 3 of 8

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                    Entity Name                                Jurisdiction of
                                                               Organization

LS Interval Ownership Ltd                                      England & Wales
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LSI (Wychnor Park) Ltd                                         England & Wales
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LSI Developers, Ltd                                            England & Wales
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LSI Portugal Clube de Ferias Lda                               Portugal
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LSI Properties Ltd                                             England & Wales
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Mazatlan Development Inc.                                      WA
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Member Privileges International, Inc.                          CA
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Menorca Leisure Limited                                        England & Wales
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Meridiat Canarias SL                                           Spain
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MMG Development Corp                                           FL
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Octopus GmbH                                                   Austria
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Pastor Inmobiliario Insular SL                                 Spain
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Pine Lake Management Services Ltd                              England & Wales
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Pine Lake Plc                                                  England & Wales
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Poipu Resort Management Company                                HI
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Poipu Resort Partners, L.P.                                    HI
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Premier Vacations, Inc.                                        FL
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Rainham Ltd                                                    Isle of Man
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Resort Management International, Inc.(CA)                      CA
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Resort Management International, Inc.(GA)                      GA
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Resort Marketing International, Inc.                           CA
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Resort Marketing International, Inc.                           DE
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Resorts Development International, Inc.                        NV
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                                                                     Page 4 of 8

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                    Entity Name                                Jurisdiction of
                                                               Organization

Resot Management Services SL                                   Spain
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Ridge Spa and Racquet Club, Inc., The                          AZ
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RPM Management, Inc.                                           AZ
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RPM Management, LLC                                            DE
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Sahara Sunset Resort Management SL                             Spain
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Signature Capital - West Maui LLC                              DE
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Signature Grand Villas, Inc.                                   USVI
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St. Maarten Sales and Marketing Co. N.V.                       Netherlands
                                                               Antilles
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SunSera Funding Corp.                                          NV
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Sunset Country Club Management Ltd                             Isle of Man
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Sunset Sur SA                                                  Spain
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Sunterra Bent Creek Golf Course Development, LLC               DE
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Sunterra Bent Creek Village Development, LLC                   DE
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Sunterra Centralized Services Company                          DE
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Sunterra Centralized Services Global, LLC                      DE
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Sunterra Centralized Services Nevada, LLC                      DE
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Sunterra Centralized Services USA, LLC                         DE
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Sunterra Communications LLC                                    DE
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Sunterra Coral Sands Development, LLC                          DE
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Sunterra Cypress Pointe I Development, LLC                     DE
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Sunterra Cypress Pointe II Development, LLC                    DE
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Sunterra Cypress Pointe III Development, LLC                   DE
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Sunterra Developer and Sales Holding Company                   DE
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Sunterra East Marketing, LLC                                   DE
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                                                                     Page 5 of 8

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                    Entity Name                                Jurisdiction of
                                                               Organization

Sunterra Europe (Group Holdings) plc                           England & Wales
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Sunterra Europe Ltd.                                           France
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Sunterra Fall Creek Development, LLC                           DE
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Sunterra Finance Holding Company                               DE
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Sunterra Financial Services, Inc.                              NV
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Sunterra Flamingo Management NV                                Netherlands
                                                               Antilles
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Sunterra Golf Holding Company                                  CA
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Sunterra Grand Beach I Development, LLC                        DE
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Sunterra Grand Beach II Development, LLC                       DE
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Sunterra Greensprings Development, LLC                         DE
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Sunterra Italia Srl                                            Italy
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Sunterra Kallof Place Development, LLC                         DE
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Sunterra KGK Partners Finance, LLC                             DE
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Sunterra Lake Tahoe Development, LLC                           DE
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Sunterra Management and Exchange Holding Company               DE
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Sunterra Mortgage Holdings, LLC                                DE
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Sunterra Mortgage, LLC                                         DE
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Sunterra North Marketing, LLC                                  DE
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Sunterra Pacific Realty, Inc.                                  DE
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Sunterra Pacific, Inc.                                         WA
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Sunterra Palm Management, NV                                   Netherlands
                                                               Antilles
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Sunterra Poco Diablo Development, LLC                          DE
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Sunterra Poipu GP Development, LLC                             DE
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Sunterra Polynesian Isles Development, LLC                     DE
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Sunterra Port Royal Development, LLC                           DE
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                                                                     Page 6 of 8

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                   Entity Name                                 Jurisdiction of
                                                               Organization

Sunterra Powhatan Development, LLC                             DE
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Sunterra Residual Assets Development, LLC                      DE
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Sunterra Residual Assets Finance, LLC                          DE
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Sunterra Residual Assets M & E, LLC                            DE
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Sunterra Ridge on Sedona Development, LLC                      DE
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Sunterra Ridge Pointe Development, LLC                         DE
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Sunterra Sales Italy Srl                                       Italy
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Sunterra San Luis Bay Development, LLC                         DE
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Sunterra Santa Fe Development, LLC                             DE
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Sunterra Sedona Springs Development, LLC                       DE
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Sunterra Sedona Summit Development, LLC                        DE
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Sunterra South Marketing, LLC                                  DE
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Sunterra St. Croix Development, LLC                            DE
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Sunterra St. Croix, Inc.                                       USVI
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Sunterra Steamboat Development, LLC                            DE
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Sunterra Tahoe Beach & Ski Development, LLC                    DE
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Sunterra Travel, Inc.                                          WA
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Sunterra Villa Mirage Development, LLC                         DE
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Sunterra Villas of Sedona Development, LLC                     DE
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Sunterra Voyages SARL                                          France
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Sunterra West Marketing, LLC                                   DE
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TerraSun Holding, Inc.                                         NV
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TerraSun Holdings, LLC                                         DE
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TerraSun, LLC                                                  NV
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                                                                     Page 7 of 8

                   Entity Name                                 Jurisdiction of
                                                               Organization

Torres Mazatlan S.A. de C.V.                                   Mexico
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Torres Vallarta S.A. de C.V.                                   Mexico
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Vacaciones Compartidos Mazatlan y Vallarta, S.A. de C.V.       Mexico
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Vacacionistas Internacionales Mazatlan S.A. de C.V.            Mexico
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Vacacionistas Internacionales Vallarta S.A. de C.V.            Mexico
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Vacation Club Partnership Ltd                                  England & Wales
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Vacation Owners Club SA                                        Spain
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Vacation Research, Ltd.                                        England & Wales
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Vacation Time Share Travel, Inc.                               Bahamas
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Vilar do Golf Empreendimentos Turisticos Lda                   Portugal
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West Maui Resorts Partners, L.P.                               DE
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                                                                     Page 8 of 8